UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADOMANI, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF CHANGE IN LOCATION OF

ANNUAL MEETING OF STOCKHOLDERS OF ADOMANI, INC.

To Be Held at 10:00 a.m., Pacific Time, on Wednesday, May 6, 2020

To the Stockholders of ADOMANI, Inc.:

As previously announced, in response to current public health guidance regarding the ongoing coronavirus (COVID-19) pandemic and for the safety of participants, as well as their families and communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of ADOMANI, Inc., a Delaware corporation (the “Company”) has been changed and will now occur in a virtual meeting format only, via live webcast, instead of an in-person meeting as originally planned. You will not be able to attend the Annual Meeting in-person.

Date:	Wednesday, May 6, 2020
Time:	10:00 a.m. Pacific Time
Location:	Virtual-only meeting accessible at https://www.issuerdirect.com/virtual-event/adom

All other aspects of the Annual Meeting are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) that was previously provided to stockholders.

Attendance and Participation

As described in the proxy materials for the Annual Meeting that were previously distributed, you are entitled to vote at and ask questions during the Annual Meeting if you held shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), on March 10, 2020 (the “Record Date”).

In order to attend the Annual Meeting virtually, you will need to visit https://www.issuerdirect.com/virtual-event/adom, and follow the online instructions.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), you must obtain a power of attorney or other proxy authority from that organization in order to register for the Annual Meeting.

The list of our stockholders entitled to vote at the Annual Meeting will be available for viewing by stockholders, via advance request by sending such request to proxy@issuerdirect.com prior to the meeting start time.

An archive of the virtual Annual Meeting will be available the Company’s website at www.adomanielectric.com for at least 90 days following the date of the Annual Meeting.

Voting

Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance by one of the methods described in the proxy materials for the Annual Meeting.

You may submit your vote in advance of the Annual Meeting via the Internet or by telephone or using the proxy card previously provided to you, as instructed in the Proxy Statement and notice of internet availability.

If you do not have your control number, you may attend the Annual Meeting as a guest (i.e., a non-stockholder), but you will not have the ability to vote your shares or ask questions during the virtual Annual Meeting. Please note that the proxy card included with the proxy materials for the Annual Meeting that were previously made available to you will not be updated to reflect the change in the location of the Annual Meeting and may continue to be used to vote your shares in connection with the Annual Meeting.

While it is not necessary if you have submitted your proxy in advance, if you wish to change your prior vote, you may vote during the Annual Meeting by following the instructions available on the virtual Annual Meeting website.

QUESTIONS & ANSWERS:

VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Why is this year’s annual meeting being held in a virtual-only format?

Our preference is to have held an in-person annual meeting of stockholders. However, in response to current public health guidance regarding the ongoing coronavirus (COVID-19) pandemic and for the safety of participants, as well as their families and communities, our Board of Directors has determined to hold the Annual Meeting in a virtual meeting format only, via live webcast, instead of an in-person meeting as originally planned. This is often referred to as a “virtual annual meeting.” The webcast will allow all stockholders to attend and participate in the Annual Meeting, regardless of their physical location. As with an in-person meeting, you will be able to vote and ask questions during the Annual Meeting. Our decision to hold the Annual Meeting in a virtual format relates only to the 2020 Annual Meeting at this time, however the Board of Directors may decide to continue this format or introduce it as an option for subsequent annual meetings of the stockholders.

How can I participate in the Annual Meeting?

All holders of our Common Stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Annual Meeting.

You can join the Annual Meeting by accessing the virtual meeting site at https://www.issuerdirect.com/virtual-event/adom and entering the 16-digit control number found on your proxy card, voting instruction form or notice that was previously mailed to you.

The Annual Meeting is scheduled to begin at 10:00 a.m., Pacific Time, on Wednesday, May 6, 2020. Online access to the virtual Annual Meeting will open prior to the start of the Annual Meeting to allow time for you to log-in and test your device and to vote your shares should you not have done so previously. We encourage you to access the Annual Meeting website prior to the scheduled start time.

Rules for the virtual Annual Meeting will be no different that if it were held in-person. Professional conduct is appreciated and all Q&A sessions will be conducted at the right time during the meeting.

How can I ask questions during the Annual Meeting?

You can submit questions in writing in advance of the virtual Annual Meeting by sending an email to proxy@issuerdirect.com. Please include your 16 digital control ID, along with your name and email address. No questions will be taken in any other manner the day of the Annual Meeting.

We intend to answer as many questions pertaining to Company matters, as time allows during the Annual Meeting. Questions that are substantially similar may be grouped together to avoid repetition and ensure we are able to answer as many questions as time allows in the virtual format.

Will I be able to vote my shares during the Annual Meeting?

All holders of our Common Stock as of the close of business on the Record Date, and persons holding valid legal proxies from such stockholders, may vote their shares electronically during the Annual Meeting by accessing the virtual meeting site at https://www.issuerdirect.com/virtual-event/adom using your 16-digit control number and following the related instructions.

Whether or not stockholders plan to attend the virtual Annual Meeting, they are encouraged to vote their shares prior to the start of the Annual meeting by one of the methods described in the proxy materials previously provided. Stockholders may continue to use the proxy materials they previously received to vote their shares in connection with the virtual Annual Meeting.

Stockholders who have already voted do not need to vote again unless they wish to change their prior vote.

What if I have technical difficulties or trouble accessing the Annual Meeting website?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please visit the help pages found at https://www.webcaster4.com/Support.